UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

 FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
off the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 7, 2003

Moore-Handley, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-14324 (Commission File No.)	63-0819773 (IRS Employer Identification No.)

3140 Pelham Parkway,
                Pelham, Alabama 35124
(Address of principal executive offices, including zip code)

Registrant's telephone no., including area code: (205) 663-8011

Item 5. Other Events and Reg FD Disclosure

             The Company issued a press release on October 7, 2003, a copy of which is attached as
             Exhibit 99 to this Report.

          Item 7. Exhibits.

            Exhibit 99. Press Release dated October 7, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOORE-HANDLEY, INC.
(Registrant)

Date: October 7, 2003

By: /s/ Gary C. Mercer
Name:  Gary C. Mercer
Title:  Chief Financial Officer

EXHIBIT INDEX

99. Press Release, dated October 7, 2003, of the Company